UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2015

Behringer Harvard Opportunity REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On September 9, 2015, 9727 Touchton Road, LLC, an indirect majority-owned subsidiary of Behringer Harvard Opportunity REIT II, Inc. (the “Registrant” or “we”) sold a 322-unit multifamily community in Jacksonville, Florida, (“Wimberly”), to an unaffiliated third party. The contract sales price was $43.5 million.  A portion of the proceeds from the sale of the asset were used to pay off in full the existing indebtedness of approximately $26.6 million secured by the property.  We acquired Wimberly on February 19, 2013.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Financial Information

On September 9, 2015, we sold Wimberly to an unaffiliated entity for a contract sales price of $43.5 million.  A portion of the proceeds from the sale of the asset were used to pay off in full the existing indebtedness of approximately $26.6 million secured by the property.

The following unaudited pro forma consolidated financial information gives effect to the disposition of Wimberly as if we had sold it on January 1, 2014.  In our opinion, all material adjustments necessary to reflect the effects of the above transactions have been made.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2015

(in thousands, except shares)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of Wimberly as of June 30, 2015.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2015.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on June 30, 2015, nor does it purport to represent our future financial position.

		Wimberly	Holstenplatz
	June 30, 2015	Pro Forma	Pro Forma	Pro Forma
	As Reported	Adjustments	Adjustments	June 30, 2015
	(a)	(b)	(c)
Assets
Real estate
Land and improvements, net	$57,300	$(5,562)	$—	$51,738
Buildings and improvements, net	216,820	(27,636)	—	189,184
Real estate under development	589	—	—	589
Total real estate	274,709	(33,198)	—	241,511

Assets associated with real estate held for sale	9,581	—	(9,581)	—
Cash and cash equivalents	47,985	42,864	16,787	107,636
Restricted cash	4,891	—	—	4,891
Accounts receivable, net	2,530	—	(140)	2,390
Prepaid expenses and other assets	842	—	—	842
Investment in unconsolidated joint venture	14,222	—	—	14,222
Furniture, fixtures and equipment, net	7,384	(1,103)	—	6,281
Deferred financing fees, net	2,204	(357)	—	1,847
Lease intangibles, net	320	—	—	320
Total assets	$364,668	$8,206	$7,066	$379,940

Liabilities and Equity
Notes payable	$206,152	$(26,551)	$—	$179,601
Accounts payable	594	—	—	594
Payables to related parties	389	(2)	—	387
Acquired below-market leases, net	88	—	—	88
Distributions payable to noncontrolling interest	20	—	—	20
Income taxes payable	1,648	—	—	1,648
Accrued and other liabilities	8,029	(337)	(51)	7,641
Obligations associated with real estate held for sale	95	—	(95)	—
Total liabilities	217,015	(26,890)	(146)	189,979

Commitments and contingencies

Equity
Preferred stock, $.0001 par value per share; 50,000,000 shares authorized, none outstanding	—	—	—	—
Convertible stock, $.0001 par value per share; 1,000 shares authorized, 1,000 outstanding	—	—	—	—
Common stock, $.0001 par value per share; 350,000,000 shares authorized, 25,691,443 shares issued and outstanding at June 30, 2015	3	—	—	3
Additional paid-in capital	230,480	—	—	230,480
Accumulated distributions and net income (loss)	(90,342)	35,088	7,212	(48,042)
Accumulated other comprehensive income	(22)	—	—	(22)
Total Behringer Harvard Opportunity REIT II, Inc. equity	140,119	35,088	7,212	182,419
Noncontrolling interest	7,534	8	—	7,542
Total equity	147,653	35,096	7,212	189,961
Total liabilities and equity	$364,668	$8,206	$7,066	$379,940

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2015

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Wimberly as of January 1, 2014.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2015.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transactions on January 1, 2014 nor does it purport to represent our future operations.

			Prior
	Six Months Ended	Wimberly	Pro Forma	Pro Forma
	June 30, 2015 as Reported	Pro Forma Adjustments	Disposition Adjustments	Six Months Ended June 30, 2015
	(a)	(b)	(c)
Revenues
Rental revenue	$16,951	$(2,070)	$(909)	$13,972
Hotel revenue	9,142	—	—	9,142

Total revenues	26,093	(2,070)	(909)	23,114

Expenses:
Property operating expenses	5,664	(612)	(354)	4,698
Hotel operating expenses	6,274	—	—	6,274
Interest expense, net	3,567	(374)	(264)	2,929
Real estate taxes	3,156	(271)	(58)	2,827
Property management fees	864	(73)	(41)	750
Asset management fees	1,442	(136)	(94)	1,212
General and administrative	1,711	—	—	1,711
Depreciation and amortization	8,402	(1,014)	(244)	7,144
Total expenses	31,080	(2,480)	(1,055)	27,545

Interest income, net	79	—	—	79
Loss on early extinguishment of debt	(119)	—	92	(27)
Other expense	(169)	25	1	(143)
Gain on sale of real estate	5,320	—	(5,320)	—
Income tax expense	(1,664)	—	1,620	(44)

Net loss	(1,540)	435	(3,461)	(4,566)

Net income attributable to the noncontrolling interest	(593)	(15)	390	(218)

Net loss attributable to the Company	$(2,133)	420	$(3,071)	$(4,784)

Loss per share	$(0.08)			$(0.19)
Weighted average shares outstanding	25,740			25,740

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of Wimberly as of January 1, 2014.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2014.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transactions on January 1, 2014 nor does it purport to represent our future operations.

			Prior
	Year Ended	Wimberly	Pro Forma	Pro Forma
	December 31, 2014 as Reported	Pro Forma Adjustments	Disposition Adjustments	Year Ended December 31, 2014
	(a)	(b)	(c)
Revenues
Rental revenue	$32,226	$(3,850)	$(4,686)	$23,690
Hotel revenue	16,371	—	—	16,371

Total revenues	48,597	(3,850)	(4,686)	40,061

Expenses:
Property operating expenses	11,288	(1,207)	(1,605)	8,476
Hotel operating expenses	11,954	—	—	11,954
Interest expense, net	7,833	(845)	(1,513)	5,475
Real estate taxes	5,388	(511)	(562)	4,315
Property management fees	1,642	(134)	(188)	1,320
Asset management fees	2,368	(260)	(367)	1,741
General and administrative	4,076	—	—	4,076
Acquisition expense	1,307	—	—	1,307
Depreciation and amortization	14,362	(1,843)	(1,828)	10,691
Total expenses	60,218	(4,800)	(6,063)	49,355

Interest income, net	224	—	11	235
Loss on early extinguishment of debt	(454)	—	454	—
Other expense	(38)	—	—	(38)
Gain on sale of real estate	11,454	8,147	13,899	33,500
Income tax benefit (expense)	101	—	(1,620)	(1,519)

Net income (loss)	(334)	7,197	14,121	22,884

Net loss (income) attributable to the noncontrolling interest	331	(372)	(308)	(349)

Net income (loss) attributable to the Company	$(3)	$6,825	$13,813	$22,535

Loss per share	$0.00			$0.87
Weighted average shares outstanding	25,943			25,943

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.              Reflects our historical balance sheet as of June 30, 2015.

b.              Reflects our disposition of Wimberly on September 9, 2015.  Amounts represent the necessary adjustments to remove the assets sold and liabilities assumed by the buyer, and the repayment of outstanding debt of $26.6 million as a result of the disposition.

c.               Reflects our disposition of Holstenplatz, an office building located in Hamburg, Germany, sold on September 1, 2015 for a sales price of $18.4 million. Amounts represent the necessary adjustments to remove the assets sold and liabilities assumed by the buyer as a result of the disposition.

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2015

a.              Reflects our historical operations for the six months ended June 30, 2015.

b.              Reflects the historical revenues and expenses of Wimberly, including property management fees and depreciation and amortization associated with the property.  The gain recognized on the sale of Wimberly is reflected in the unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 as if we had disposed of the property as of January 1, 2014.

c.               Reflects the historical revenues and expenses of Holstenplatz, Alte Jakobstraße (“AJS”), and Babcock Self Storage (“Babcock”), including property management fees and depreciation and amortization associated with the properties.  The gains recognized on the sales of the three properties are reflected in the unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 as if we had disposed of the properties as of January 1, 2014. We sold AJS, an office building located in Berlin, Germany, on February 21, 2015 for a contract sales price of approximately $14.1 million. We sold Babcock, a self storage facility located in San Antonio, Texas on January 8, 2015 for a contract sales price of approximately $5.4 million.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014

a.              Reflects our historical operations for the year ended December 31, 2014.

b.              Reflects the historical revenues and expenses of Wimberly, including property management fees and depreciation and amortization associated with the property. The gain recognized on the sale of Wimberly is reflected in the unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 as if we had disposed of the property as of January 1, 2014.

c.               Reflects the historical revenues and expenses of Holstenplatz, AJS, Babcock and 1875 Lawrence, including property management fees and depreciation and amortization associated with the properties. The gains recognized on the sales of these four properties are reflected in the unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014 as if we had disposed of the properties as of January 1, 2014. We sold 1875 Lawrence, an office building located in Denver, Colorado, on May 30, 2014 for a contract sales price of approximately $46.7 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

Dated: September 15, 2015	By:	/s/ S. Jason Hall
S. Jason Hall
Chief Financial Officer